UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006
ARTISTdirect, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30063 (Commission File Number)	95-4760230 (I.R.S. Employer Identification Number)

10900 Wilshire Blvd., Suite 1400 Los Angeles, California (Address of principal executive offices)		90024 (Zip Code)
(310) 443-5360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.
     Members of the management team of ARTISTdirect, Inc. (the “Registrant”) will present at the Roth Capital Partners 18th Annual “OC” Conference in Dana Point, California on February 21, 2006. The presentation is expected to begin at 4:30 p.m. Pacific Time, and will be available via a live webcast accessible through the Registrant’s website located on the Internet at www.artistdirect.com/company. A copy of the power-point slide presentation to be used by the Registrant at the conference is furnished as Exhibit 99.1. The presentation includes certain numerical measures that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). A reconciliation of non-GAAP measures to the most directly comparable GAAP measures is included as Exhibit 99.2. A link to Exhibit 99.2 is also available on the Registrant’s website located on the Internet at the address indicated above.
     The information in this Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this report contains is material investor information that is not otherwise publicly available.
Item 8.01. Other Events.
     As of February 21, 2006, there are 6,073,225 shares of the Registrant’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding. The issued and outstanding number of shares of Common Stock has increased from 4,611,149 as of October 31, 2005, as reported by the Registrant in its quarterly report on Form 10-QSB/A filed with the Securities and Exchange Commission on November 23, 2005. The increase in the number of shares of Common Stock issued and outstanding is primarily due to the conversion of a portion of the subordinated debt issued by the Registrant on July 28, 2005.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Title

99.1	Power-point slides to be presented at the Roth Capital Partners 2006 “OC” Conference on February 21, 2006.

99.2	GAAP to Non-GAAP reconciliation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
Date: February 21, 2006	By:	/s/ ROBERT N. WEINGARTEN
		Name:	Robert N. Weingarten
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Power-point slides to be presented at the Roth Capital Partners 2006 “OC” Conference on February 21, 2006.

99.2	GAAP to Non-GAAP reconciliation.